UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 26, 2025 (August 25, 2025)

Date of Report (Date of earliest event reported)

BRAEMAR HOTELS & RESORTS INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14185 Dallas Parkway, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number including area code) (972) 490-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 25, 2025, Braemar Hotels & Resorts Inc. (the “Company”), Ashford Hospitality Trust, Inc. and Ashford Inc. (collectively, the “Company Group”) entered into a cooperation agreement (the “Agreement”) with Babak “Bob” Ghassemieh and certain related parties of Mr. Ghassemieh (together with the other signatories other than the Company Group, the “Ghassemieh Group”).

Pursuant to the Agreement, the Company appointed Mr. Ghassemieh to the Company’s board of directors (the “Board”) and the Ghassemieh Group agreed to withdraw the notice delivered to the Company on June 2, 2025, purporting to nominate director candidates to the Board. In addition, the Company agreed to nominate Mr. Ghassemieh or a Replacement Director (as defined below) for election at the Company’s 2025 and 2026 annual stockholder meetings.

The Agreement provides the Ghassemieh Group rights to a replacement director (a “Replacement Director”) selected by the Board from a specified list of individuals in the event that Mr. Ghassemieh ceases to serve as a director under certain circumstances. These replacement rights fall away if the Ghassemieh Group ceases to hold the Minimum Ownership Threshold (as defined below). Additionally, pursuant to the terms of the Agreement, Mr. Ghassemieh and, if applicable, any Replacement Director, will be required to deliver to the Company an irrevocable resignation letter pursuant to which he or she will resign from the Board and all applicable committees thereof effective immediately if the Ghassemieh Group (i) ceases to hold at least the lesser of 3% of the Company’s then-outstanding common stock and 2,046,583 shares of the Company’s common stock (such lesser amount, the “Minimum Ownership Threshold”) or (ii) if a member of the Ghassemieh Group or certain related parties breach the Agreement or the Company’s policies (subject to cure).

Pursuant to the Agreement, the Ghassemieh Group has agreed to abide by certain standstill restrictions, voting commitments (subject to exceptions for certain extraordinary transactions) and other provisions with respect to the members of the Company Group, including a mutual non-disparagement provision, each of which will remain in effect until the later of (i) the date of the Company’s 2026 Annual Meeting of Stockholders and (ii) the date that is three months after the last day that Mr. Ghassemieh (or a Replacement Director) is a member of the Board.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated herein by reference.

Pursuant to the Agreement, on August 25, 2025, Mr. Ghassemieh was appointed to the Board. The Board has determined that Mr. Ghassemieh is an independent director under New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines. Mr. Ghassemieh has not been appointed to serve on any committee of the Board.

Mr. Ghassemieh will be eligible to receive compensation for his service on the Board consistent with that provided to all non-employee directors, which is described under the caption “Board of Directors and Committees - Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 10, 2024, as adjusted by the Board from time to time.

Mr. Ghassemieh, age 49, has over 25 years of experience in the development, ownership, operation, management, and finance of commercial real estate, particularly focused on luxury hotels for the last 20 years. He developed the Mr. C Beverly Hills luxury hotel in 2011 which was the launch of the first Mr. C Hotels luxury branded property. Mr. C Hotels was a partnership with the Cipriani family, a 4th generation luxury global hospitality brand. Mr. Ghassemieh subsequently developed the Mr. C Seaport hotel in New York City. Mr. Ghassemieh is currently an executive, vice president, and director of First Credit Bank, where he oversees the commercial real estate originations, due diligence and servicing teams, and he has been employed and served on the board since 2005. Prior to this, from 1999 to 2005, Mr. Ghassemieh was the Director of Acquisitions at Atlantic Pearl Investments, a Ghassemieh Family Office company focused on commercial real estate investments. From 1998 to 1999, Mr. Ghassemieh served as Analyst in the Investment Banking Group of CBRE Group, Inc., an American commercial real estate services and investment firm. He received a degree in economics from Johns Hopkins University.

There are no arrangements or understandings between Mr. Ghassemieh and any other person pursuant to which he was selected as a director, other than with respect to the matters referenced under Item 1.01 of this Current Report on Form 8-K. Mr. Ghassemieh will execute the Company’s standard form of indemnification agreement. Mr. Ghassemieh is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On August 26, 2025, the Company issued a press release announcing the Company’s entry into the Agreement and the appointment of Mr. Ghassemieh to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Agreement dated as of August 25, 2025 by and among Braemar Hotels & Resorts Inc. and the other signatories party thereto.

99.1	Press Release issued by Braemar Hotels & Resorts Inc., dated August 26, 2025.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Alex Rose
	Name:	Alex Rose
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 26, 2025